EXHIBIT 10.39


                                                EXECUTION COPY


                     FIFTH AMENDMENT, dated as of September
                9, 2004 (this "Amendment"), to the
                $192,500,000 AMENDED AND RESTATED FIVE-YEAR
                REVOLVING CREDIT AND COMPETITIVE ADVANCE
                FACILITY AGREEMENT, dated as of May 20, 2002
                (as amended, restated, supplemented or
                otherwise modified from time to time, the "Revolving Credit Agreement"), among THE READER'S DIGEST ASSOCIATION, INC., a Delaware corporation (the "Company"), the BORROWING SUBSIDIARIES party thereto (the "Borrowing Subsidiaries"), the LENDERS party thereto (the "Lenders") and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent").


                         WITNESSETH:

           WHEREAS, pursuant to the Revolving Credit
Agreement, the Lenders have agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein.

           WHEREAS, the Company has requested that the Required Lenders amend certain provisions of the Revolving Credit Agreement and the Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to amend the Revolving Credit Agreement on the terms and subject to the conditions set forth herein.

           NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Revolving Credit Agreement.

          SECTION 2. Amendment of Section 1.01. The following sentence is hereby inserted at the end of the definition of "Consolidated EBITDA" in Section 1.01 of the Revolving Credit
Agreement:

           "Notwithstanding the foregoing, for purposes of determining Consolidated EBITDA, reductions in Consolidated Net Income in the five consecutive fiscal quarters of the Company commencing with the fiscal quarter ending June 30, 2004, that are attributable to the expensing during such fiscal quarters of promotion costs capitalized by the Company prior to June 30, 2004, shall be excluded; provided, that the reductions in Consolidated Net Income that are excluded under this sentence shall not exceed $66,500,000 in the aggregate."

          SECTION 3. Amendment of Section 5.01. The following sentence is hereby inserted at the end of Section 5.01 of the Revolving Credit Agreement:

           "Notwithstanding the foregoing, it is agreed that the Company may change its accounting practices with respect to promotion costs by expensing rather than capitalizing such costs, and that such change will not be deemed to prevent the satisfaction of any requirement in this Section that financial statements be prepared in accordance with GAAP consistently applied."

           SECTION 4. Representations, Warranties and Agreements.
The Company, as to itself and each of its Subsidiaries, hereby represents and warrants to and agrees with each Lender and the Administrative Agent that:

           (a) The representations and warranties set forth in Article IV of the Revolving Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the Amendment Effective Date (as defined below), and after giving effect to this Amendment, with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date;

           (b) This Amendment has been duly authorized, executed and delivered by the Company and each Borrowing Subsidiary. Each of this Amendment and the Revolving Credit Agreement as amended hereby constitutes a legal, valid and binding obligation of the Company and each Borrowing Subsidiary, enforceable against the Company and each Borrowing Subsidiary in accordance with its terms, except as enforceability may be limited by (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity; and

           (c) As of the Amendment Effective Date (as defined below), after giving effect to this Amendment, no Default has occurred and is continuing.

           SECTION 5. Conditions to Effectiveness. This Amendment shall become effective as of the date that the following conditions are satisfied (the "Amendment Effective Date"):

          (a) The Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Company, the Borrowing Subsidiaries and the Required Lenders; and

           (b) To the extent invoiced, the Administrative Agent shall have been reimbursed for all its reasonable out of pocket expenses, including the reasonable fees, charges and disbursements of its counsel, related to this Amendment or the Revolving Credit Agreement.

           SECTION 6. Revolving Credit Agreement. Except as specifically stated herein, the Revolving Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Revolving Credit Agreement as modified hereby.

           SECTION 7. Applicable Law.  THIS AMENDMENT SHALL BE
      CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

           SECTION 8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart hereof.

           SECTION 9. Expenses. The Company agrees to (a) pay all fees separately agreed to between the Company and the Administrative Agent relating to this Amendment and (b) reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.



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           IN WITNESS WHEREOF, the parties hereto have caused
this Amendment to be duly executed by their respective authorized officers as of the date first above written.

                         THE READER'S DIGEST ASSOCIATION, INC.,

                            by:

                                --------------------------------
                                Name:
                                Title:

                         BOOKS ARE FUN, LTD.,

                            by:

                                --------------------------------
                                Name:
                                Title:

                         QSP, INC.,

                            by:

                                --------------------------------
                                Name:
                                Title:

                         REIMAN MEDIA GROUP, INC.,

                            by:

                                --------------------------------
                                Name:
                                Title:

                         JPMORGAN CHASE BANK, individually and as Administrative Agent and Collateral Agent,

                            by:

                                --------------------------------
                                Name:
                                Title:

                To approve the Fifth Amendment to the Revolving Credit
                Agreement:


                Name of Institution:  -------------------------------

                                 by:

                                      -------------------------------
                                      Name:
                                      Title: